SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
            (on behalf of Public STEERS(R) Series 1998 IBM Z-2 Trust)
             (Exact name of registrant as specified in its charter)

    Delaware                          333-29015              13-3891329
   (State or other                   (Commission            (I.R.S. Employer
     jurisdiction                    File Number)           Identification No.)
   of incorporation)

                 World Financial Center,
                   New York, New York                                  10281
          (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000


                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.  Changes in Control of Registrant

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.  Bankruptcy or Receivership

                  Not Applicable.


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Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.  Other Events

                  On February 20, 1998, Public STEERS(R) Series 1998 IBM-Z2 Trust, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued $40,303,000 initial principal amount Class A Certificates and $50,000,000 principal amount at maturity Class B Certificates.

                  In connection therewith, the Depositor entered into a Public STEERS(R) Series 1998 IBM-Z2 Supplement, dated as of February 20, 1998 (the "Supplement"), by and among the Depositor, United States Trust Company of New York, as trustee (the "Trustee"), and United States Trust Company of New York, as securities intermediary (the "Securities Intermediary"). The Supplement augments the Standard Terms for Trust Agreements, dated as of February 20, 1998 (the "Standard Terms"), by and among the Depositor, the Trustee, and the Securities Intermediary.


Item 6.  Resignation of Registrant's Directors

                  Not Applicable.

Item 7.  Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.



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Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------


1.1 Purchase Agreement dated as of February 9, 1998 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Depositor, Inc.


4.1 Standard Terms for Trust Agreements, dated as of February 20, 1998, among Merrill Lynch Depositor, Inc., United States Trust Company of New York, as Trustee, and United States Trust Company of New York, as Securities Intermediary.

99.1 Series Supplement to the Standard Terms for Trust Agreements, dated as of February 20, 1998 among Merrill Lynch Depositor, Inc., United States Trust Company of New York, as Trustee, and United States Trust Company of New York, as Securities Intermediary.



Item 8.  Change in Fiscal Year

                  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.




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                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  Feburary 20, 1998                    By:      /s/ Frank D. Ronan
                                               -------------------------------
                                                     Name:    Frank D. Ronan
                                                     Title:   President


                                INDEX TO EXHIBITS


Exhibit No.                                    Description
-----------                                    -----------


1.1 Purchase Agreement dated as of February 9, 1998 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Depositor, Inc.

4.1 Standard Terms for Trust Agreements, dated as of February 20, 1998, among Merrill Lynch Depositor, Inc., United States Trust Company of New York, as Trustee, and United States Trust Company of New York, as Securities Intermediary.

99.1 Series Supplement to the Standard Terms for Trust Agreements, dated as of February 20, 1998, among Merrill Lynch Depositor, Inc., United States Trust Company of New York, as Trustee, and United States Trust Company of New York, as Securities Intermediary.


(R)  "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.